AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 16, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF

THE SECURITIES EXCHANGE ACT OF 1934

NEW M&I CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	20-8995389
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

770 North Water Street

Milwaukee, Wisconsin 53202

(414) 765-7700

(Address, Including Zip Code, and Telephone Number, Including

Area Code, of Registrant’s Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Common Stock, par value $.01 per share	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

None

NEW M&I CORPORATION

INFORMATION INCLUDED IN PROXY STATEMENT/PROSPECTUS-INFORMATION STATEMENT AND INCORPORATED BY REFERENCE INTO FORM 10

Certain information required to be included herein is incorporated by reference to specifically identified portions of the body of the proxy statement/prospectus-information statement filed herewith as Exhibit 99.1. None of the information contained in the proxy statement/prospectus-information statement shall be incorporated by reference herein or deemed a part hereof unless such information is specifically incorporated by reference.

Item 1. Business.

The information required by this item is contained under the sections “Summary—The Business Entities—Marshall & Ilsley Corporation,” “Summary—The Business Entities —New Marshall & Ilsley Corporation,” “Risk Factors—Risks Relating to Marshall & Ilsley and New Marshall & Ilsley,” “Additional Agreements Relating to the New Marshall & Ilsley Share Distribution—Continuing Business Agreements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley),” “Description of Marshall & Ilsley and New Marshall & Ilsley,” “Management of New Marshall & Ilsley,” “Where You Can Find More Information” and “Index to Financial Statements—Financial Statements of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 1A. Risk Factors.

The information required by this item is contained under the sections “Risk Factors—Risks Relating to the Transaction” and “Risk Factors—Risks Relating to Marshall & Ilsley and New Marshall & Ilsley” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 2. Financial Information.

The information required by this item is contained under the sections “Summary—Selected Historical Consolidated Financial Information of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley),” “Summary—Summary Unaudited Condensed Pro Forma Consolidated Financial Information of New Marshall & Ilsley,” “Description of New Marshall & Ilsley Capital Stock,” “Unaudited Condensed Pro Forma Consolidated Financial Statements of New Marshall & Ilsley,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” and “Index to Financial Statements—Financial Statements of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 3. Properties.

The information required by this item is contained under the section “Description of Marshall & Ilsley and New Marshall & Ilsley—Properties” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The information required by this item is contained under the section “Ownership of Common Stock of New Marshall & Ilsley” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 5. Directors and Executive Officers.

The information required by this item is contained under the sections “Management of New Marshall & Ilsley,” and “Compensation of Executive Officers of New Marshall & Ilsley” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 6. Executive Compensation.

The information required by this item is contained under the section “Compensation of Executive Officers of New Marshall & Ilsley” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 7. Certain Relationships and Related Transactions.

The information required by this item is contained under the sections “Description of Marshall & Ilsley and New Marshall & Ilsley Capital Stock,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley),” “Related Party Transactions of New Marshall & Ilsley” and “Index to Financial Statements—Financial Statements of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 8. Legal Proceedings.

The information required by this item is contained under the section “Description of New Marshall & Ilsley—Legal Proceedings” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by this item is contained under the sections “Summary—Market Price Data and Price Range of Marshall & Ilsley Common Stock and Dividends,” “Summary—Market Price Data and Price Range of New Marshall & Ilsley and Metavante Holding Common Stock and Dividends” and “Description of New Marshall & Ilsley Capital Stock” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 10. Recent Sales of Unregistered Securities.

On April 3, 2007 the registrant issued 1,000 shares of its common stock, par value $0.01 per share, to Metavante Holding Company, for an aggregate consideration of $10.00 paid to the registrant by Metavante Holding Company. That issuance was not registered under the Securities Act of 1933, as amended, in reliance on the exemption provided by Section 4(2) of such Act.

Item 11. Description of Registrant’s Securities to be Registered.

The information required by this item is contained under the section “Description of New Marshall & Ilsley Capital Stock” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 12. Indemnification of Directors and Officers.

The information required by this item is contained under the section “Limitation of Liability and Indemnification of New Marshall & Ilsley’s Directors and Officers” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 13. Financial Statements and Supplementary Data.

The information required by this item is contained under the sections “Summary,” “Unaudited Condensed Pro Forma Consolidated Financial Statements of New Marshall & Ilsley,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” and “Index to Financial Statements—Financial Statements of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15. Financial Statements and Exhibits.

(a) Financial Statements

The information required by this item is contained under the section “Index to Financial Statements—Financial Statements of Marshall & Ilsley (Accounting Predecessor to New Marshall & Ilsley)” beginning on page F-1 of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

(b) Exhibits

See below.

The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description
2.1	Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P. (attached as Annex A to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

2.2	Separation Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company (attached as Annex B to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

3.1	Form of Restated Articles of Incorporation of New M&I Corporation (attached as Annex H to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

3.2	Form of Amended and Restated By-laws of New M&I Corporation, incorporated by reference to Exhibit 99.2 to the Form S-4 filed by Metavante Holding Company with the Securities and Exchange Commission on May 22, 2007.

4.1*	Specimen Common Stock Certificate

4.2	Instruments defining the rights of security holders, including indentures†

10.1	Tax Allocation Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company (attached as Annex C to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

10.2	Employee Matters Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company, incorporated by reference to Exhibit 10.2 to the Form S-4 filed by Metavante Holding Company with the Securities and Exchange Commission on August 16, 2007.

10.3	Limited Guarantee, dated as of April 3, 2007, by Warburg Pincus Private Equity IX, L.P. in favor of Marshall & Ilsley Corporation, incorporated by reference to Exhibit 10.3 to the Form S-4 filed by Metavante Holding Company with the Securities and Exchange Commission on May 22, 2007.

10.4	Deferred Compensation Trust between Marshall & Ilsley Corporation and Bessemer Trust Company dated April 28, 1987, as amended, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 1988, SEC File No. 1-15403

10.5	Marshall & Ilsley Corporation Amended and Restated Supplementary Retirement Benefits Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 1996, SEC File No. 1-15403

10.6	Form of Change of Control Agreement between Marshall & Ilsley and Mr. Kuester, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, SEC File No. 1-15403

Exhibit Number	Exhibit Description
10.7	Form of Change of Control Agreements between Marshall & Ilsley and Ms. Justiliano and Messrs. O’Neill, Renard, Roberts and Root, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, SEC File No. 1-15403

10.8	Change of Control Agreement, dated April 16, 2001, between Marshall & Ilsley and Mr. Furlong, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, SEC File No. 1-15403

10.9	Change of Control Agreement, dated January 10, 2001, between Marshall & Ilsley and Mr. Hogan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, SEC File No. 1-15403

10.10	Change of Control Agreement, dated May 31, 2002, between Marshall & Ilsley and Mr. Erickson, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, SEC File No. 1-15403

10.11	Letter Agreement, dated June 17, 2002, between M&I Marshall & Ilsley Bank and Andrew N. Baur and Noncompete Agreement, dated June 17, 2002, between Marshall & Ilsley and Andrew N. Baur, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-4 (Reg. No. 333-92472)

10.12	Change of Control Agreement, dated June 30, 2003, between Marshall & Ilsley and Mr. Krei, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, SEC File No. 1-15403

10.13	Amended and Restated Directors Deferred Compensation Plan of Marshall & Ilsley Corporation, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.14	Marshall & Ilsley Corporation Amended and Restated Deferred Compensation Trust II between Marshall & Ilsley and Marshall & Ilsley Trust Company National Association, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.15	Marshall & Ilsley Corporation Amended and Restated Deferred Compensation Trust III between Marshall & Ilsley and Marshall & Ilsley Trust Company National Association, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.16	Change of Control Agreement, dated November 30, 2003, between Marshall & Ilsley and Mr. Deneen, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.17	Marshall & Ilsley Corporation 2003 Death Benefit Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.18	Death Benefit Award Agreement, dated December 30, 2003, between Marshall & Ilsley and Mr. Kuester, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.19	Death Benefit Award Agreement, dated December 30, 2003, between Marshall & Ilsley and Mr. Wigdale, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.20	Marshall & Ilsley Corporation Amended and Restated Annual Executive Incentive Compensation Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

Exhibit Number	Exhibit Description
10.21	Marshall & Ilsley Corporation Amended and Restated Executive Deferred Compensation Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.22	Change of Control Agreement dated February 19, 2004, between Marshall & Ilsley and Mr. Martire, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, SEC File No. 1-15403

10.23	Metavante Change of Control Agreement dated May 12, 2004, between Marshall & Ilsley and Mr. Martire, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, SEC File No. 1-15403

10.24	Change of Control Agreement dated January 10, 2001, between Marshall & Ilsley and Mr. Ellis, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, SEC File No. 1-15403

10.25	Form of Amendment to Change of Control Agreements dated October 18, 2001, between Marshall & Ilsley and Ms. Justiliano and Messrs. Ellis, Hogan, O’Neill, Renard, Roberts and Root, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, SEC File No. 1-15403

10.26	Consulting Agreement dated December 15, 2004, between Marshall & Ilsley and Mr. Wigdale, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.27	Consulting Agreement dated December 15, 2004 between Southwest Bank of St. Louis and Mr. Baur, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.28	2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.29	Marshall & Ilsley Corporation 2005 Executive Deferred Compensation Plan, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.30	Change of Control Agreement dated March 10, 2005, between Marshall & Ilsley and Ms. Knickerbocker, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, SEC File No. 1-15403

10.31	Metavante Corporation Acquisition Performance Incentive Plan, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, SEC File No. 1-15403

10.32	Form of Restricted Stock Agreement, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, SEC File No. 1-15403

10.33	Change of Control Agreement dated as of January 12, 2005 between Marshall & Ilsley and Ronald E. Smith, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, SEC File No. 1-15403

10.34	Amended and Restated Marshall & Ilsley Corporation Nonqualified Retirement Benefit Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the year ended December 31, 2005, SEC File No. 1-15403

10.35	Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the year ended December 31, 2005, SEC File No. 1-15403

Exhibit Number	Exhibit Description
10.36	Letter Agreement dated as of March 1, 2006 between Marshall & Ilsley and Malcolm M. Aslin, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated March 13, 2006, SEC File No. 1-15403

10.37	Consulting Agreement between M&I Marshall & Ilsley Bank and Malcolm M. Aslin, effective as of March 1, 2006, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated March 13, 2006, SEC File No. 1-15403

10.38	Change of Control Agreement dated March 13, 2006 between Marshall & Ilsley and Michael C. Smith, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2006, SEC File No. 1-15403

10.39	Change of Control Agreement by and between Marshall & Ilsley and Gregory A. Smith, dated as of June 19, 2006, incorporated by reference to Amendment No. 1 to Marshall & Ilsley’s Current Report on Form 8-K dated May 8, 2006, SEC File No. 1-15403

10.40	Transition and Consulting Agreement between the Marshall & Ilsley and Dennis J. Kuester dated December 21, 2006, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated December 21, 2006, SEC File No. 1-15403

10.41	Letter Agreement from Marshall & Ilsley to Mark F. Furlong dated December 21, 2006 Containing the Terms of the Supplemental Executive Retirement Benefit, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated December 21, 2006, SEC File No. 1-15403

10.42	Marshall & Ilsley Corporation 2006 Equity Incentive Plan, as amended October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.43	Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on February 16, 2006 and October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.44	Marshall & Ilsley Corporation 2000 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.45	Marshall & Ilsley Corporation Amended and Restated 1997 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.46	Marshall & Ilsley Corporation 1995 Directors Stock Option Plan, as amended on August 15, 2002, as further amended on October 19, 2002, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.47	Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, as amended on February 13, 1997, December 14, 1995, and December 12, 1996, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.48	1989 Executive Stock Option and Restricted Stock Plan of Marshall & Ilsley Corporation, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.49	Amended and Restated Mississippi Valley Bancshares, Inc. 1991 Stock Option Plan (Five-Year Options), as amended through 4/19/00; as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

Exhibit Number	Exhibit Description
10.50	Gold Banc Corporation, Inc. 1996 Equity Compensation Plan, as amended February 2, 2001, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.51	First Business Bancshares of Kansas City, Inc. 1994 Key Employee Stock Option Plan, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.52	American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.53	American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.54	Excel Bank Corporation 1998 Equity Incentive Plan, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-8 dated July 5, 2007, SEC File No. 333-144360.

10.55	Excel Bank Corporation 2005 Equity Incentive Plan, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-8 dated July 5, 2007 SEC File No. 333-144360.

10.56	Form of Amendment No. 1 to the Employee Matters Agreement among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company, incorporated by reference to Exhibit 10.4 to the Form S-4 filed by Metavante Holding Company with the Securities Exchange Commission on August 16.

21.1**	Subsidiaries of New M&I Corporation.

99.1	Preliminary Proxy Statement/Prospectus-Information Statement dated August 16, 2007

*	To be filed by amendment.
**	Previously filed.
†	The total amount of securities authorized pursuant to any instrument defining the rights of holders of long-term debt of New M&I Corporation does not exceed 10% of the total assets of New M&I Corporation and its subsidiaries on a consolidated basis. New M&I Corporation agrees to furnish to the Commission upon request a copy of any such instrument.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW M&I CORPORATION

Date: August 16, 2007	By:	/S/ RANDALL J. ERICKSON
	Name:	Randall J. Erickson
	Title:	Vice President and Secretary

1

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
2.1	Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P. (attached as Annex A to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

2.2	Separation Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company (attached as Annex B to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

3.1	Form of Restated Articles of Incorporation of New M&I Corporation (attached as Annex H to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

3.2	Form of Amended and Restated By-laws of New M&I Corporation incorporated by reference to Exhibit 99.2 to the Form S-4 filed by Metavante Holding Company with the Securities and Exchange Commission on May 22, 2007.

4.1*	Specimen Common Stock Certificate

4.2	Instruments defining the rights of security holders, including indentures†

10.1	Tax Allocation Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company (attached as Annex C to the proxy statement/prospectus-information statement which is filed as Exhibit 99.1 to this Registration Statement).

10.2	Employee Matters Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company, incorporated by reference to Exhibit 10.2 to the Form S-4 filed by Metavante Holding Company with the Securities Exchange Commission on August 16, 2007.

10.3	Limited Guarantee, dated as of April 3, 2007, by Warburg Pincus Private Equity IX, L.P. in favor of Marshall & Ilsley Corporation, incorporated by reference to Exhibit 10.3 to the Form S-4 filed by Metavante Holding Company with the Securities and Exchange Commission on May 22, 2007.

10.4	Deferred Compensation Trust between Marshall & Ilsley Corporation and Bessemer Trust Company dated April 28, 1987, as amended, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 1988, SEC File No. 1-15403

10.5	Marshall & Ilsley Corporation Amended and Restated Supplementary Retirement Benefits Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 1996, SEC File No. 1-15403

10.6	Form of Change of Control Agreement between Marshall & Ilsley and Mr. Kuester, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, SEC File No. 1-15403

10.7	Form of Change of Control Agreements between Marshall & Ilsley and Ms. Justiliano and Messrs. O’Neill, Renard, Roberts and Root, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, SEC File No. 1-15403

10.8	Change of Control Agreement, dated April 16, 2001, between Marshall & Ilsley and Mr. Furlong, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, SEC File No. 1-15403

10.9	Change of Control Agreement, dated January 10, 2001, between Marshall & Ilsley and Mr. Hogan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, SEC File No. 1-15403

10.10	Change of Control Agreement, dated May 31, 2002, between Marshall & Ilsley and Mr. Erickson, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, SEC File No. 1-15403

Exhibit Number	Exhibit Description
10.11	Letter Agreement, dated June 17, 2002, between M&I Marshall & Ilsley Bank and Andrew N. Baur and Noncompete Agreement, dated June 17, 2002, between Marshall & Ilsley and Andrew N. Baur, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-4 (Reg. No. 333-92472)

10.12	Change of Control Agreement, dated June 30, 2003, between Marshall & Ilsley and Mr. Krei, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, SEC File No. 1-15403

10.13	Amended and Restated Directors Deferred Compensation Plan of Marshall & Ilsley Corporation, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.14	Marshall & Ilsley Corporation Amended and Restated Deferred Compensation Trust II between Marshall & Ilsley and Marshall & Ilsley Trust Company National Association, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.15	Marshall & Ilsley Corporation Amended and Restated Deferred Compensation Trust III between Marshall & Ilsley and Marshall & Ilsley Trust Company National Association, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, SEC File No. 1-15403

10.16	Change of Control Agreement, dated November 30, 2003, between Marshall & Ilsley and Mr. Deneen, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.17	Marshall & Ilsley Corporation 2003 Death Benefit Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.18	Death Benefit Award Agreement, dated December 30, 2003, between Marshall & Ilsley and Mr. Kuester, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.19	Death Benefit Award Agreement, dated December 30, 2003, between Marshall & Ilsley and Mr. Wigdale, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.20	Marshall & Ilsley Corporation Amended and Restated Annual Executive Incentive Compensation Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.21	Marshall & Ilsley Corporation Amended and Restated Executive Deferred Compensation Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003

10.22	Change of Control Agreement dated February 19, 2004, between Marshall & Ilsley and Mr. Martire, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, SEC File No. 1-15403

10.23	Metavante Change of Control Agreement dated May 12, 2004, between Marshall & Ilsley and Mr. Martire, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, SEC File No. 1-15403

10.24	Change of Control Agreement dated January 10, 2001, between Marshall & Ilsley and Mr. Ellis, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, SEC File No. 1-15403

Exhibit Number	Exhibit Description
10.25	Form of Amendment to Change of Control Agreements dated October 18, 2001, between Marshall & Ilsley and Ms. Justiliano and Messrs. Ellis, Hogan, O’Neill, Renard, Roberts and Root, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, SEC File No. 1-15403

10.26	Consulting Agreement dated December 15, 2004, between Marshall & Ilsley and Mr. Wigdale, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.27	Consulting Agreement dated December 15, 2004 between Southwest Bank of St. Louis and Mr. Baur, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.28	2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.29	Marshall & Ilsley Corporation 2005 Executive Deferred Compensation Plan, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K filed December 17, 2004, SEC File No. 1-15403

10.30	Change of Control Agreement dated March 10, 2005, between Marshall & Ilsley and Ms. Knickerbocker, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, SEC File No. 1-15403

10.31	Metavante Corporation Acquisition Performance Incentive Plan, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, SEC File No. 1-15403

10.32	Form of Restricted Stock Agreement, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, SEC File No. 1-15403

10.33	Change of Control Agreement dated as of January 12, 2005 between Marshall & Ilsley and Ronald E. Smith, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, SEC File No. 1-15403

10.34	Amended and Restated Marshall & Ilsley Corporation Nonqualified Retirement Benefit Plan, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the year ended December 31, 2005, SEC File No. 1-15403

10.35	Marshall & Ilsley Corporation Amended and Restated 1994 Long-Term Incentive Plan for Executives, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the year ended December 31, 2005, SEC File No. 1-15403

10.36	Letter Agreement dated as of March 1, 2006 between Marshall & Ilsley and Malcolm M. Aslin, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated March 13, 2006, SEC File No. 1-15403

10.37	Consulting Agreement between M&I Marshall & Ilsley Bank and Malcolm M. Aslin, effective as of March 1, 2006, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated March 13, 2006, SEC File No. 1-15403

10.38	Change of Control Agreement dated March 13, 2006 between Marshall & Ilsley and Michael C. Smith, incorporated by reference to Marshall & Ilsley’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2006, SEC File No. 1-15403

10.39	Change of Control Agreement by and between Marshall & Ilsley and Gregory A. Smith, dated as of June 19, 2006, incorporated by reference to Amendment No. 1 to Marshall & Ilsley’s Current Report on Form 8-K dated May 8, 2006, SEC File No. 1-15403

Exhibit Number	Exhibit Description
10.40	Transition and Consulting Agreement between the Marshall & Ilsley and Dennis J. Kuester dated December 21, 2006, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated December 21, 2006, SEC File No. 1-15403

10.41	Letter Agreement from Marshall & Ilsley to Mark F. Furlong dated December 21, 2006 Containing the Terms of the Supplemental Executive Retirement Benefit, incorporated by reference to Marshall & Ilsley’s Current Report on Form 8-K dated December 21, 2006, SEC File No. 1-15403

10.42	Marshall & Ilsley Corporation 2006 Equity Incentive Plan, as amended October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.43	Marshall & Ilsley Corporation 2003 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on February 16, 2006 and October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.44	Marshall & Ilsley Corporation 2000 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.45	Marshall & Ilsley Corporation Amended and Restated 1997 Executive Stock Option and Restricted Stock Plan, effective January 1, 2006, retroactive to January 1, 2005, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.46	Marshall & Ilsley Corporation 1995 Directors Stock Option Plan, as amended on August 15, 2002, as further amended on October 19, 2002, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.47	Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, as amended on February 13, 1997, December 14, 1995, and December 12, 1996, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.48	1989 Executive Stock Option and Restricted Stock Plan of Marshall & Ilsley Corporation, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.49	Amended and Restated Mississippi Valley Bancshares, Inc. 1991 Stock Option Plan (Five-Year Options), as amended through 4/19/00; as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.50	Gold Banc Corporation, Inc. 1996 Equity Compensation Plan, as amended February 2, 2001, as further amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.51	First Business Bancshares of Kansas City, Inc. 1994 Key Employee Stock Option Plan, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.52	American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

Exhibit Number	Exhibit Description
10.53	American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan, as amended on October 19, 2006, incorporated by reference to Marshall & Ilsley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, SEC File No. 001-15403

10.54	Excel Bank Corporation 1998 Equity Incentive Plan, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-8 dated July 5, 2007, SEC File No. 333-144360.

10.55	Excel Bank Corporation 2005 Equity Incentive Plan, incorporated by reference to Marshall & Ilsley’s Registration Statement on Form S-8 dated July 5, 2007 SEC File No. 333-144360.

10.56	Form of Amendment No. 1 to the Employee Matters Agreement among Marshall & Ilsley Corporation, New M&I Corporation, Metavante Corporation and Metavante Holding Company, incorporated by reference to Exhibit 10.4 to the Form S-4 filed by Metavante Holding Company with the Securities Exchange Commission on August 16.

21.1**	Subsidiaries of New M&I Corporation.

99.1	Preliminary Proxy Statement/Prospectus-Information Statement dated August 16, 2007

*	To be filed by amendment.
**	Previously filed.
†	The total amount of securities authorized pursuant to any instrument defining the rights of holders of long-term debt of New M&I Corporation does not exceed 10% of the total assets of New M&I Corporation and its subsidiaries on a consolidated basis. New M&I Corporation agrees to furnish to the Commission upon request a copy of any such instrument.